Investments In Marketable Securities	12 Months Ended
Dec. 31, 2010
INVESTMENTS IN MARKETABLE SECURITIES

5. INVESTMENTS IN MARKETABLE SECURITIES

The following table sets forth the Company's investments in marketable debt and equity securities classified as trading and available-for-sale as of December 31, 2010 and 2009 by type of investment and by level within the fair value hierarchy. The security types are determined based on the nature and risk of the security and are consistent with how the Company manages, monitors and measures its securities.

	December 31,
	2010				2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
AVAILABLE-FOR-SALE:(1)
Debt securities:
Unsecured debentures(2)	$-	$727	$-	$727	$-	$667	$-	$667
Certificates of deposit(2)	-	877	-	877	-	652	-	652
Government debt securities	-	47	-	47	-	152	-	152
Other	-	-	42	42	-	-	42	42
Subtotal	-	1,651	42	1,693	-	1,471	42	1,513
Equity securities:
Mutual funds	1	61	-	62	117	-	-	117
Common stock	7	-	-	7	16	-	-	16
Money market funds	-	-	-	-	-	30	-	30
Subtotal	8	61	-	69	133	30	-	163
Total available-for-sale	8	1,712	42	1,762	133	1,501	42	$1,676
TRADING:
Equity securities:
Mutual funds	10	-	-	10	7	-	-	7
Total trading	10	-	-	10	7	-	-	7
TOTAL	$18	$1,712	$42	$1,772	$140	$1,501	$42	$1,683

Held-to-maturity securities(3)				-				8
Total marketable securities				$1,772				$1,691

(1)       Amortized cost approximated fair value at December 31, 2010 and 2009, with the exception of certain common stock investments with a cost basis of $6 million carried at their fair value of $7 million and $16 million at December 31, 2010 and 2009, respectively.

(2)       Unsecured debentures are instruments similar to certificates of deposit that are held primarily by our subsidiaries in Brazil. The unsecured debentures and certificates of deposit included here do not qualify as cash equivalents and meet the definition of a security under the relevant guidance and are therefore classified as available-for-sale securities.

(3)       Held-to-maturity securities are carried at amortized cost and not measured at fair value on a recurring basis. These investments consist primarily of certificates of deposit and government debt securities. The amortized cost approximated fair value of the held-to-maturity securities at December 31, 2009.

As of December 31, 2010, all available-for-sale debt securities had stated maturities less than one year, with the exception of $42 million of auction rate securities and variable rate demand notes held by IPL, a subsidiary of the Company in Indiana. These securities, classified as other debt securities in the table above, had stated maturities of greater than ten years.

During the second quarter of 2009, three of the Company's generation businesses in the Dominican Republic exchanged $110 million of accounts receivable due from the government-owned distribution companies in the Dominican Republic for sovereign bonds of the same amount. The bonds, which were classified as available-for-sale securities, were adjusted to fair value when acquired. During the second and third quarters of 2009, the Company used a portion of the bonds with a carrying value of $31 million to settle third-party liabilities and sold the remaining bonds. As of December 31, 2009, all of the sovereign bonds had been sold or transferred.

The following table summarizes the pre-tax gains and losses related to available-for-sale securities for the years ended December 31, 2010, 2009 and 2008. There were no realized gains or losses on trading securities and there were no realized losses on the sale of available-for-sale securities. There was no other-than-temporary impairment of marketable securities recognized in earnings or other comprehensive income for the years ended December 31, 2010, 2009 or 2008.

	December 31,
	2010	2009	2008

	(in millions)

Gains (losses) included in other comprehensive income	$2	$10	$(2)
Gains reclassified out of other comprehensive income into earnings	-	2	-
Proceeds from sales	5,888	4,466	5,006
Gross realized gains on sales	2	3	-